UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders on May 2, 2012. The proposals before our stockholders and the results of voting on such proposals were as provided below.

(i) Election of Directors: the following persons were elected as Class I directors for three year terms, such terms to continue until the Annual Meeting of Stockholders to be held in 2015 and until each such director’s successor is duly elected and qualified or until his earlier resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
David F. Deitz	13,245,509	2,363,145	1,161,442
Douglas M. Hayes	15,054,395	554,259	1,161,442
Thomas E. Naugle	15,054,469	554,185	1,161,442

(ii) Ratification of the selection by the Audit Committee of the Company’s Board of Directors of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
16,760,533	6,604	2,959

(iii) Approval of the advisory resolution regarding the compensation of the Company’s named executive officers. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
12,587,988	485,377	2,535,289	1,161,442

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012	CIRCOR INTERNATIONAL, INC.

/s/ Alan J. Glass
By: Alan J. Glass
Title: Vice President, General Counsel and Secretary

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